Exhibit 99.2

SERITAGE
GROWTH PROPERTIES

First Quarter 2023
Supplemental Information

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “would,” “may” or other similar expressions in the Company’s Annual Report on Form 10-K. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof. The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto included in Part 1 of the Quarterly Report.

Financial Information

Summary Information

March 31, 2023

(in thousands, except per share and PSF amounts)

	Three Months Ended March 31,
Financial Results	2023	2022
Net loss attributable to Seritage common shareholders	$(63,211)	$(53,430)
Total NOI	$3,104	$10,493
Net loss per share attributable to Seritage common shareholders	$(1.13)	$(1.22)
Wtd. avg. shares - EPS	56,059	43,634
Stock trading price range	$7.32 to $12.70	$8.49 to $14.45

Consolidated Balance Sheets (unaudited)

March 31, 2023

(in thousands, except share and per share amounts)

	March 31, 2023	December 31, 2022
ASSETS
Investment in real estate
Land	$154,807	$172,813
Buildings and improvements	464,586	463,616
Accumulated depreciation	(55,347)	(57,330)
	564,046	579,099
Construction in progress	157,824	185,324
Net investment in real estate	721,870	764,423
Real estate held for sale	245,894	455,617
Investment in unconsolidated entities	353,919	382,597
Cash and cash equivalents	120,476	133,480
Restricted cash	11,576	11,459
Tenant and other receivables, net	25,982	41,495
Lease intangible assets, net	1,615	1,791
Prepaid expenses, deferred expenses and other assets, net	35,041	50,859
Total assets (1)	$1,516,373	$1,841,721

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term loan facility, net	$799,859	$1,029,754
Accounts payable, accrued expenses and other liabilities	58,559	89,368
Total liabilities (1)	858,418	1,119,122

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 56,059,530 and 56,052,546 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	561	561
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of March 31, 2023 and December 31, 2022; liquidation preference of $70,000	28	28
Additional paid-in capital	1,360,060	1,360,411
Accumulated deficit	(703,742)	(640,531)
Total shareholders' equity	656,907	720,469
Non-controlling interests	1,048	2,130
Total equity	657,955	722,599
Total liabilities and shareholders' equity	$1,516,373	$1,841,721

(1) The Company's consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs"). See Note 2. The consolidated balance sheets, as of March 31, 2023, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $3.3 million of land, $2.8 million of building and improvements, $(0.7) million of accumulated depreciation and $3.4 million of other assets included in other line items. The Company's consolidated balance sheets as of December 31, 2022, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(1.0) million of accumulated depreciation and $4.0 million of other assets included in other line items.

Consolidated Statements of Operations (unaudited)

March 31, 2023

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
REVENUE
Rental income	$418	$29,084
Management and other fee income	262	1,821
Total revenue	680	30,905
EXPENSES
Property operating	8,185	11,032
Real estate taxes	1,537	8,150
Depreciation and amortization	4,564	11,934
General and administrative	12,220	9,092
Total expenses	26,506	40,208
Gain (loss) on sale of real estate, net	12,392	(1,015)
Impairment of real estate assets	(2,576)	(991)
Equity in loss of unconsolidated entities	(36,372)	(33,076)
Interest and other income	5,585	11
Interest expense	(15,202)	(22,588)
Loss before income taxes	(61,999)	(66,962)
Benefit (provision) for income taxes	13	(25)
Net loss	(61,986)	(66,987)
Net loss attributable to non-controlling interests	—	14,782
Net loss attributable to Seritage	$(61,986)	$(52,205)
Preferred dividends	(1,225)	(1,225)
Net loss attributable to Seritage common shareholders	$(63,211)	$(53,430)

Net loss per share attributable to Seritage Class A common shareholders - Basic	$(1.13)	$(1.22)
Net loss per share attributable to Seritage Class A common shareholders - Diluted	$(1.13)	$(1.22)
Weighted average Class A common shares outstanding - Basic	56,059	43,634
Weighted average Class A common shares outstanding - Diluted	56,059	43,634

Total Net Operating Income

March 31, 2023

(in thousands)

	Three Months Ended March 31,
NOI and Total NOI	2023	2022
Net loss	$(61,986)	$(66,987)
Termination fee income	—	(277)
Management and other fee income	(262)	(1,821)
Depreciation and amortization	4,564	11,934
General and administrative expenses	12,220	9,092
Equity in loss of unconsolidated entities	36,372	33,076
(Gain) loss on sale of real estate, net	(12,392)	1,015
Impairment of real estate assets	2,576	991
Interest and other income	(5,585)	(11)
Interest expense	15,202	22,588
(Benefit) provision for income taxes	(13)	25
Straight-line rent	10,843	(721)
Above/below market rental expense	48	65
NOI	$1,587	$8,969
Unconsolidated entities
Net operating income of unconsolidated entities	1,659	1,846
Straight-line rent	(147)	(328)
Above/below market rental expense	5	6
Total NOI	$3,104	$10,493

Additional Information

March 31, 2023

(in thousands)

	As of	As of
Debt Summary	March 31, 2023	December 31, 2022
Term Loan Facility (drawn / undrawn)	$800,000 / 400,000	$1,030,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2025	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	March 31, 2023	December 31, 2022
Right of Use Asset	$15,942	$16,161
Deferred expenses	8,057	17,367
Other assets	4,155	5,551
Prepaid insurance	2,961	5,492
Other prepaid expenses	2,275	4,133
FF&E	975	1,129
Prepaid real estate taxes	676	1,026
Total prepaid expenses, deferred expenses and other assets	$35,041	$50,859

	March 31, 2023	December 31, 2022
Accrued development expenditures	$22,196	$37,983
Accounts payable and accrued expenses	17,921	25,454
Lease liability	5,749	5,916
Accrued real estate taxes	4,126	8,638
Prepaid rental income	3,498	4,977
Accrued interest	2,489	3,286
Below-market leases	1,518	1,560
Common and preferred dividends and OP Unit distributions payable	1,062	1,554
Total accounts payable, accrued expenses and other liabilities	$58,559	$89,368

Additional Information (cont’d)

March 31, 2023

(in thousands, except per share amounts)

	Three Months Ended March 31,
Rental Revenue Detail	2023	2022
Revenue
Rental income	$(776)	$23,979
Tenant reimbursements	1,194	4,828
Termination income	-	277
Total	$418	$29,084

	Three Months Ended March 31,
	2023	2022
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$(10,843)	$721
Joint ventures	147	328
Total	$(10,696)	$1,049

Net amortization of above/below market rental income/expense
Wholly-owned	$(48)	$(65)
Joint ventures	(5)	(6)
Total	$(53)	$(71)

Amortization of deferred financing costs	$(105)	$(105)
Share-based compensation expense	(773)	(425)

SNO Lease Summary

Multi-Tenant Retail

The table below provides a summary of all multi-tenant Retail signed leases as of March 31, 2023, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	55	1,374	68.1%	$30,014	90.7%	$21.84
SNO retail leases (1)	9	160	7.9%	3,085	9.3%	19.28
Total retail leases	64	1,534	76.0%	$33,099	100.0%	$21.58
(1) SNO = signed not yet opened leases.

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of December 31, 2022	15	141	$3,355	$23.79
Sold / terminated	(8)	(58)	(1,071)	18.47
Signed	2	76	801	10.54
As of March 31, 2023	9	159	$3,085	$19.28

Premier Mixed-Use

The table below provides a summary of all signed leases at Premier assets as of March 31, 2023, including unconsolidated entities at the Company’s proportional share:

	Number of	Leased	% of Total	Net Annual	% of Total	Net Annual
Tenant	Leases	GLA	Leasable GLA	Base Rent	Annual Rent	Rent PSF
In-place retail leases	22	50	12.8%	$3,215	17.6%	$64.30
In-place office leases	1	62	15.7%	4,220	23.2%	68.06
SNO retail leases as of December 31, 2022(1)	27	111		8,612		77.59
Opened	(6)	(8)		(503)		62.88
Signed	1	8		570		71.25
SNO retail leases as of March 31, 2023(1)	22	111	28.2%	8,679	47.6%	78.19
SNO office leases as of December 31, 2022(1)	4	108		$6,329		58.60
Opened	(1)	(62)		$(4,220)		68.06
SNO retail leases as of March 31, 2023(1)	3	46	11.8%	$2,109	11.6%	45.85
Total diversified leases as of March 31, 2023	48	270	68.5%	$18,223	100.0%	$67.49
(1) SNO = Signed not yet opened leases
(2) In thousands except number of leases and PSF data

Top Tenants

March 31, 2023

(rent in thousands)

The following table lists the top tenants in the portfolio as of March 31, 2023, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of		Total	% of Total
Tenant	Leases	SF	Rent	Rent	Concepts / Brands
Dick's Sporting Goods	6	382,708	7,175	11.2%
Amazon	2	99,193	5,435	8.5%
Dave & Buster's	5	158,879	4,808	7.5%
Primark	3	115,685	3,040	4.7%
Round One Entertainment	3	132,445	2,866	4.5%
Nordstrom Rack	3	116,868	2,578	4.0%
Floor & Décor	2	147,971	2,035	3.2%
Mixtura	1	22,038	1,820	2.8%
Cinemark	2	59,470	1,614	2.5%
Pinstripes	1	26,515	1,482	2.3%
Whole Foods	2	71,235	1,258	2.0%
TJX	3	63,823	1,056	1.6%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
CCRM	1	18,179	1,000	1.6%
Industrious	1	26,501	999	1.6%
GameTime	1	49,811	996	1.6%
Ulta Salon	3	31,751	892	1.4%
BJ's Wholesale Club	1	52,516	840	1.3%
Grupo Carolo	1	7,742	774	1.2%
Ashley Furniture	1	35,320	766	1.2%
Darden	3	23,818	721	1.1%	Longhorn Steakhouse, Olive Garden, Seasons 52, Yardhouse, Bahama Breeze, Cheddar's
Total	45	1,642,468	42,155	65.8%

Multi-tenant Retail

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
575 Fletcher Parkway	El Cajon	CA	227,300	184,400	-	81.1%	20	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage
40710 Winchester Road	Temecula	CA	126,500	112,800	8,000	95.5%	10	Round One Entertainment, Dick's Sporting Goods, Texas Roadhouse
145 West Hillcrest Drive	Thousand Oaks	CA	172,000	113,700	-	66.1%	11	Dave & Busters, DSW, Nordstrom Rack
3111 East Colonial Drive	Orlando	FL	107,600	94,300	2,300	89.8%	13	Floor & Décor, Aspen Dental, Del Taco
2300 Tyrone Boulevard North	St. Petersburg	FL	125,700	97,700	28,000	100.0%	13	Dick's Sporting Goods, Five Below, PetSmart, Verizon
200 Grossman Drive	Braintree	MA	85,100	47,600	37,500	100.0%	34	Nordstrom Rack, Ulta Beauty
1500 South Willow Street	Manchester	NH	105,700	80,400	-	76.1%	11	Dick's Sporting Goods, Dave & Buster's
1640 Route 22	Watchung	NJ	124,900	117,000	7,900	100.0%	12	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD, Starbucks
160 North Gulph Road	King of Prussia (2)	PA	208,700	174,500	-	83.6%	14	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse, Dave & Busters
12000 Fair Oaks Mall	Fairfax	VA	212,700	154,400	-	72.6%	15	Dave & Busters, Dick's Sporting Goods
141 West Lee Highway	Warrenton	VA	71,500	62,400	-	87.3%	9	HomeGoods, Ulta, Five Below
27001 U.S. 19 North	Clearwater	FL	212,900	75,500	-	35.5%	14	Whole Foods, Nordstrom Rack
1425 Central Avenue	Albany	NY	238,200	59,600	76,300	57.1%	21	Whole Foods, Ethan Allen
Total			2,018,800	1,374,300	160,000	76.0%	198

(1) Based on signed leases as of March 31, 2023; GLA presented at the Company’s proportional share

(2) Property is subject to a ground lease

Residential

Consolidated Properties

			Land	% of Auxiliary	Auxiliary
Property Address	City	State	Acres	Leased SF (1)	Leased SF (1)	Significant Tenants (1)
5261 Arlington Avenue	Riverside - Resi	CA	14	0%	-	n/a
5261 Arlington Avenue	Riverside - Retail (2)	CA	5	100%	33,200	Bank of America, Aldi
Total			19	100%	33,200

(1) Based on signed leases as of March 31, 2023; GLA presented at the Company’s proportional share

(2) Riverside Retail doesn’t include residential but includes retail leasing that is 100% SRG owned and complementary to the Residential developments at the sites.

Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Land	% of Auxiliary	Auxiliary
Mall Name	City	State	Joint Venture	Acres	Leased SF	SF (1)	Significant Tenants (1)
Alderwood	Lynnwood (2)	WA	GGP I JV	12	65.5%	31,900	Dave & Busters, Cheesecake Factory, Fogo De Chao, Shake Shack

(1) Based on signed leases as of March 31, 2023; GLA presented at the Company’s proportional share

(2) Indicates assets that are put right eligible as of May 9, 2023

Premier Mixed-Use Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
19505 Biscayne Boulevard	Aventura	FL	216,100	-	143,900	66.6%	13	Retail
5900 Glades Road	Boca Raton	FL	4,200	4,200	-	100.0%	19	Retail
195 North Broadway	Hicksville	NY	7,600	7,600	-	100.0%	30	Retail
13131 Preston Road	Dallas	TX	-	-	-	0.0%	23	Residential, Retail, Office
2200 148th Avenue Northeast	Redmond	WA	7,500	7,500	-	100.0%	15	Residential, Retail, Office
Total			235,400	19,300	143,900	69.3%	100

Joint Ventures

Invesco Real Estate Joint Venture Properties
			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
302 Colorado Ave	Santa Monica	CA	51,500	-	-	0.0%	3	Residential, Retail, Office
4575 La Jolla Village Dr	San Diego	CA	106,200	92,800	13,400	100.0%	13	Life Sciences / Office, Retail
5901 Duke St	Alexandria	VA	-	-	-	0.0%	41	Residential
Total			157,700	92,800	13,400	67.3%	57

(1) Based on signed leases as of March 31, 2023; GLA presented at the Company’s proportional share

Other Unconsolidated Entities

Other Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	SF (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Altamonte Mall	Altamonte Springs	FL	GGP II JV	93,500	4,700	-	5.0%	17	n/a
Coastland Center	Naples (2)	FL	GGP II JV	36,300	28,300	8,000	100.0%	12	CMX Cinebistro, Uncle Julio’s
Willowbrook Mall	Wayne (2)	NJ	GGP II JV	132,700	105,200	-	79.3%	41	Cinemark, Dave & Busters, Yardhouse, BJ's Wholesale
Stonebriar Centre	Frisco	TX	GCP I JV	87,500	6,000	-	6.9%	11	n/a
Total				350,000	144,200	8,000	43.5%	81
Simon Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	-	-	0.0%	7	n/a
The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	-	-	0.0%	14	n/a
Barton Creek Square	Austin	TX	Simon JV	82,300	-	-	0.0%	16	n/a
Total				275,700	-	-	0.0%	37

Macerich Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Chandler Fashion Center	Chandler	AZ	Macerich JV	70,300	5,000	-	7.1%	10	Firestone
Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	-	-	0.0%	20	n/a
Danbury Fair	Danbury (2)	CT	Macerich JV	88,000	24,700	63,300	100.0%	12	Primark, Target
Freehold Raceway Mall	Freehold	NJ	Macerich JV	68,800	32,700	-	47.5%	10	Primark, Bob's Discount Furniture
Washington Square Mall	Portland	OR	Macerich JV	114,300	-	-	0.0%	4	n/a
Total				480,200	62,400	63,300	26.2%	56

Other
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
12625 North Interstate Highway 35	Austin	TX	RD Development JV	-	-	-	0.0%	11	n/a

(1) Based on signed leases as of March 31, 2023; GLA presented at the Company’s proportional share

(2) Indicates assets that are put right eligible as of May 9, 2023

Non-core Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
3930 McCain Boulevard	North Little Rock	AR	177,300	13,000	-	7.3%	15	Aspen Dental, Longhorn Steakhouse
3150 South 4th Avenue	Yuma	AZ	90,100	-	-	0.0%	15	n/a
3751 South Dogwood Road	El Centro	CA	9,700	9,700	-	100.0%	1	n/a
1011 West Olive Avenue	Merced (3)	CA	92,700	-	5,300	5.7%	9	Chilis
1400 East 104th Avenue	Thornton	CO	193,700	61,700	-	31.9%	23	Vasa Fitness
1625 Northwest 107th Avenue	Doral	FL	195,600	-	-	0.0%	13	n/a
733 North Highway 231	Panama City	FL	134,300	-	-	0.0%	15	n/a
7171 North Davis Highway	Pensacola	FL	7,900	7,900	-	100.0%	14	Bubba's 33
4600 1st Avenue Northeast	Cedar Rapids	IA	146,300	-	-	0.0%	12	n/a
5050 South Kedzie Avenue	Chicago (2)	IL	175,900	17,200	-	9.8%	9	Chuck E Cheese
3231 Chicago Road	Steger	IL	101,700	-	-	0.0%	3	n/a
4000 Meadows Lane	Las Vegas	NV	132,600	42,500	-	32.1%	11	Round One Entertainment
5400 Meadowood Mall Circle	Reno	NV	174,900	59,300	-	33.9%	3	Round One Entertainment, 4 Wheel Parts
317 Greece Ridge Center Drive	Rochester	NY	139,600	-	-	0.0%	14	n/a
2700 Miamisburg Centerville Road	Dayton	OH	13,400	13,400	-	100.0%	5	Outback Steakhouse, Hook & Reel
4400 South Western Avenue	Oklahoma City	OK	147,500	-	-	0.0%	14	Vasa Fitness
1675 West 49th Street	Hialeah	FL	153,200	-	-	0.0%	15	n/a
4000 North Shepherd	Houston	TX	201,600	-	-	0.0%	12	n/a
8000 West Broward Boulevard	Plantation	FL	204,100	-	49,800	24.4%	18	GameTime
15700 Emerald Way	Bowie	MD	126,400	-	-	0.0%	11	n/a
425 Rice Street	St. Paul (2)	MN	201,900	100	-	0.0%	17	n/a
1180 Southeast 82nd Avenue	Happy Valley	OR	139,800	45,000	-	32.2%	12	Dick's Sporting Goods
6515 East Southern Avenue	Mesa	AZ	136,000	-	-	0.0%	5	n/a
7611 West Thomas Road	Phoenix	AZ	144,500	-	-	0.0%	5	n/a
6950 West 130th Street	Middleburg Heights	OH	369,500	-	-	0.0%	19	n/a
7875 Johnnycake Ridge Road	Mentor	OH	215,300	-	-	0.0%	20	n/a
2800 North Germantown Parkway	Cordova (2)	TN	160,600	-	-	0.0%	12	n/a
100 Inland Center	San Bernardino	CA	264,700	-	-	0.0%	20	n/a
850 Hartford Turnpike	Waterford	CT	149,200	-	-	0.0%	11	n/a
4125 Cleveland Avenue	Ft. Myers	FL	146,800	-	-	0.0%	12	n/a
3800 US Highway 98 North	Lakeland	FL	156,200	-	-	0.0%	12	n/a
14250 Buck Hill Road	Burnsville	MN	167,300	-	-	0.0%	15	n/a
3001 White Bear Avenue North	Maplewood	MN	175,000	-	-	0.0%	14	n/a
3207 Solomons Island Road	Edgewater	MD	122,000	-	-	0.0%	14	n/a
Total			5,167,300	269,800	55,100	6.3%	418

(1) Based on signed leases as of March 31, 2023; GLA presented at the Company’s proportional share

(2) Indicates assets that have been sold subsequent to March 31, 2023

(3) Indicates assets with a partial sale subsequent to March 31, 2023

Sold Properties through March 31, 2023

				Total	In-Place	SNO		2023 Qtr
Property Address	City	State	Full / Partial Sale	SF (1)	SF (1)	SF (1)	Leased (1)	Sold
2 Orland Square Drive	Orland Park	IL	Full Site	202,800	-	-	0.0%	Q1
4000 Jericho Turnpike	East Northport	NY	Full Site	179,800	167,600	-	93.2%	Q1
12025 North 32nd Street	Phoenix	AZ	Full Site	151,200	151,200	-	100.0%	Q1
2860 South Highland Avenue	Lombard	IL	Full Site	139,300	139,300	-	100.0%	Q1
7503 West Cermak Road	North Riverside	IL	Full Site	214,700	163,900	19,700	85.5%	Q1
2500 Wabash Avenue	Springfield	IL	Full Site	119,400	108,000	11,400	100.0%	Q1
4201 Coldwater Road	Ft. Wayne	IN	Full Site	84,100	76,700	6,200	98.6%	Q1
101 West Lincoln Highway	Merrillville	IN	Full Site	171,300	163,000	1,600	96.1%	Q1
4700 2nd Avenue	Kearney	NE	Full Site	64,900	64,900	-	100.0%	Q1
4100 Belden Village Avenue Northwest	Canton	OH	Full Site	192,300	128,300	10,000	71.9%	Q1
4570 Poplar Avenue	Memphis	TN	Full Site	116,000	101,200	8,800	94.8%	Q1
12625 North Interstate Highway 35	Austin	TX	Full Site	52,700	45,000	-	85.4%	Q1
9484 Dyer Street	El Paso	TX	Full Site	107,800	99,100	-	91.9%	Q1
12605 North Gessner Road	Houston	TX	Full Site	134,000	134,000	-	100.0%	Q1
201 Central Park Mall	San Antonio	TX	Full Site	164,600	158,200	-	96.1%	Q1
5200 South 76th Street	Greendale	WI	Full Site	217,600	133,700	-	61.4%	Q1
53 West Towne Mall	Madison	WI	Full Site	110,600	110,600	-	100.0%	Q1
2501 Irving Mall	Irving	TX	Partial Site	94,865	-	-	0.0%	Q1
2010 North Main Street	Layton	UT	Full Site	82,700	67,500	-	81.6%	Q1
7801 Rivers Avenue	Charleston	SC	Full Site	106,200	52,900	-	49.8%	Q1
1209 Plaza Drive	West Covina - Retail	CA	Full Site	11,000	11,000	-	100.0%	Q1
1209 Plaza Drive	West Covina - Resi	CA	Full Site	11,000	11,000	-	100.0%	Q1
2501 Irving Mall	Irving	TX	Partial Site	4,992	4,992	-	100.0%	Q1
2501 Irving Mall	Irving	TX	Partial Site	7,500	7,500	-	100.0%	Q1
3636 North Blackstone Avenue	Fresno	CA	Full Site	201,800	43,400	-	21.5%	Q1
6301 Northwest Loop 410	Ingram	TX	Full Site	169,900	-	-	0.0%	Q1
600 Lee Boulevard	Yorktown Heights	NY	Full Site	153,200	38,500	-	25.1%	Q1
Total				3,266,257	2,181,492	57,700	68.6%

(1) Based on signed leases as of March 31, 2023; GLA presented at the Company’s proportional share

REA Status by Sites and Category

	No / Expired REA	Expires in <5 years	Expires in >5 years	Total
MT Retail	3	-	10	13
Premier Mixed-use	6	1	1	8
Joint Venture (Residential)	3	-	-	3
Joint Venture (Mall REIT)	1	-	11	12
Joint Venture )(Other	-	-	1	1
Sell	9	3	23	35
Total	22	4	46	72
% of Total	31%	6%	64%	100%

Non-GAAP Financial Measures

The Company makes reference to NOI and Total NOI which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

Neither of NOI or Total NOI are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. Other real estate companies may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other real estate companies. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.